Exhibit 10.20 NON-RECOURSE LOAN AND SECURITIES PLEDGE AGREEMENT BETWEEN THE ST. JAMES BANK & TRUST COMPANY LTD. AND LUMINAR TECHNOLOGIES, INC.

TABLE OF CONTENTS ARTICLE I DEFINITIONS ................................................................................................................. 1 1.1 Definitions ................................................................................................................................... 1 1.2 Interpretation ............................................................................................................................... 4 ARTICLE II LOAN AND PLEDGED SECURITIES ......................................................................... 5 2.1 Loan Terms ................................................................................................................................. 5 2.2 Pledged Securities; Tranches ...................................................................................................... 6 2.3 Dealing with the Pledged Securities ........................................................................................... 7 ARTICLE III MATURITY DATE, PREPAYMENT, REPAYMENT AND RE-DELIVERY ........... 7 3.1 Extension of Maturity Date ......................................................................................................... 7 3.2 Prepayment, Repayment and Re-Delivery .................................................................................. 8 ARTICLE IV REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGMENTS ..................................................................................................................... 8 4.1 Representations and Warranties of the Borrower ....................................................................... 8 4.2 Positive Covenants of the Borrower ......................................................................................... 10 4.3 Negative Covenants of the Borrower ........................................................................................ 10 4.4 Acknowledgments of the Borrower .......................................................................................... 11 4.5 Survival ..................................................................................................................................... 12 ARTICLE V NON-RECOURSE ........................................................................................................ 12 5.1 Non-Recourse ........................................................................................................................... 12 ARTICLE VI EVENTS OF DEFAULT ............................................................................................. 12 6.1 Events of Default ...................................................................................................................... 12 6.2 Rights and Remedies of the Lender .......................................................................................... 14 ARTICLE VII GENERAL PROVISIONS ......................................................................................... 15 7.1 Confidentiality .......................................................................................................................... 15 7.2 Indemnity .................................................................................................................................. 15 7.3 Know Your Customer/Anti-Money Laundering (“AML/KYC”) ............................................. 15 7.4 Partial Invalidity ........................................................................................................................ 15 7.5 Notices ...................................................................................................................................... 15 7.6 Statute of Limitations; Usury .................................................................................................... 16 7.7 Waiver of Immunity .................................................................................................................. 16 7.8 Force Majeure ........................................................................................................................... 16 7.9 Governing Law; Venue; Jurisdiction ........................................................................................ 16 7.10 Banking Days ............................................................................................................................ 17 7.11 Assignment ............................................................................................................................... 17 7.12 Rights Cumulative .................................................................................................................... 17 7.13 No Waiver by the Lender .......................................................................................................... 17 7.14 Non-Merger ............................................................................................................................... 18 7.15 No Third Party Beneficiaries .................................................................................................... 18 7.16 Negotiations .............................................................................................................................. 18 7.17 Amendment ............................................................................................................................... 18 7.18 Entire Agreement; Paramountcy ............................................................................................... 18 7.19 Expenses ................................................................................................................................... 18

- ii - 7.20 Successors and Assigns ............................................................................................................. 18 7.21 Currency .................................................................................................................................... 18 7.22 Language ................................................................................................................................... 19 7.23 Share Splits or Consolidations .................................................................................................. 19 7.24 Further Assurances .................................................................................................................... 19 7.25 Independent Legal Advice ........................................................................................................ 19 7.26 Counterparts and Transmission ................................................................................................. 19 7.27 Copy Received .......................................................................................................................... 19

NON-RECOURSE LOAN AND SECURITIES PLEDGE AGREEMENT THIS AGREEMENT dated with effect as of the 23rd day of February, 2024 BETWEEN: THE ST. JAMES BANK & TRUST COMPANY LTD., a corporation existing under the laws of The Bahamas (the “Lender”) OF THE FIRST PART; - and - LUMINAR TECHNOLOGIES, INC., a corporation existing under the laws of the State of Delaware, United States of America (the “Borrower”) OF THE SECOND PART. WHEREAS the Lender agrees to make financial accommodations to and for the benefit of the Borrower, on the terms and conditions hereinafter set forth; AND WHEREAS the Borrower owns securities of Luminar Technologies, Inc. (the “Issuer”), which are listed on the Nasdaq Stock Market (the “Exchange”) under the stock symbol “LAZR” (the “Listco Securities”), and agrees to pledge certain Listco Securities in favour of the Lender as general and continuing security for the due, prompt and complete performance and satisfaction of the Obligations (as defined below). NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, conditions, agreements and promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows: ARTICLE I DEFINITIONS 1.1 Definitions In this Agreement, the following defined terms shall have the following meanings: (a) “Agents” has the meaning set out in Section 4.4(e). (b) “Agreement” means this agreement, as it may be amended or supplemented from time to time. (c) “Applicable Law” means all laws, statutes, regulations, codes, by-laws, ordinances, treaties, orders, judgments, decrees, directives, rules, guidelines, orders, policies and other requirements of any Governmental Authority having jurisdiction, whether or not having the force of law. (d) “Assignee” has the meaning set out in Section 7.11(b).

- 2 - (e) “Associate”, where used to indicate a relationship with any Person, means: (i) any Person of which such Person owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of the Person for the time being outstanding; (ii) any partner, member, director or officer of that Person; (iii) any trust or estate in which such Person has a beneficial interest or as to which such Person served as a founder or serves as a trustee or in a similar capacity; (iv) if any individual, any relative of that Person who resides in the same home as that Person; (v) if an individual, any Person who resides in the same home as that Person and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage; (vi) if an individual, any relative of a Person mentioned in clause (v) who has the same home as that Person; or (vii) any Person determined by the Lender, acting reasonably, to be, directly or indirectly, affiliated or associated with that Person. (f) “Banking Day” means any day upon which banks are generally open for business in New York, New York and Nassau, Bahamas. (g) “Borrower Account” has the meaning set out in Section 2.1(c). (h) “Borrower Securities Account” has the meaning set out in Section 2.1(c). (i) “Closing Date”, in respect of a particular Tranche, means the date on which that Tranche is advanced by the Lender to the Borrower, which is generally expected to be within four (4) Banking Days after the Value Date in connection with such Tranche. (j) “Collateral Value” means, in respect of a particular Tranche, the amount obtained by multiplying (i) the number of Listco Securities required to become Pledged Securities in connection with such Tranche as set forth in the applicable Funding Notification by (ii) one of the following prices, as determined by the Lender, in its sole discretion (the “Collateral Share Price”): (i) the volume weighted average closing price of the Listco Securities on the Exchange for the three (3) Trading Days immediately preceding the Value Date relating to such Tranche; or (ii) in the event that the Listco Securities are suspended from trading, the Listco Securities have not for any reason traded for an extended period of time on the Exchange or the Lender determines that the Borrower is not in compliance with Section 4.3(g), the price determined by the Lender, acting reasonably. (k) “Confidential Information” has the meaning set out in Section 7.1. (l) “Custodian Management Agreement” means the Custodian Management Agreement between the Borrower and the Lender contained in the Borrower’s Account Opening Package. (m) “Delivery”, in relation to any Listco Securities, means: (i) in the case of Listco Securities held by a nominee, agent or within a clearing or settlement system, the crediting of such securities to the Borrower Securities Account (or as the Lender may otherwise direct); or (ii) in the case of Listco Securities otherwise held, the delivery to the Lender (or as it may

- 3 - otherwise direct) of the relevant instruments of transfer relating thereto, and “Deliver”, “Delivered” and “Delivering” have corresponding meanings. (n) “Encumbrance” means a lien, claim, charge, pledge, hypothecation, security interest, mortgage, title retention agreement, option or encumbrance of any nature or kind whatsoever. (o) “Event of Default” has the meaning set out in Section 6.1. (p) “Event of Insolvency” is the occurrence of any one of the following events: (i) if a Person: (x) is wound up, dissolved, liquidated or has her/his or its existence terminated (unless such existence is immediately reinstated) or has any resolution passed to effect such winding up, dissolution, liquidation or termination, (y) makes a general assignment for the benefit of its creditors or a proposal under applicable bankruptcy or insolvency legislation, or is adjudged bankrupt or insolvent, or (z) institutes proceedings to be adjudicated a voluntary bankrupt or consents to or files any order, petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation or similar relief for itself under any present or future law relating to bankruptcy, insolvency or other relief for or against debtors generally; or (ii) if a court of competent jurisdiction enters an order, judgment or decree against a Person seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, winding-up, termination of existence, declaration of bankruptcy or insolvency or similar relief under any present or future law relating to bankruptcy, insolvency or other relief for or against debtors generally, and the Person acquiesces in the entry of such order, judgment or decree or such order, judgment or decree remains unvacated or unstayed for five (5) days (whether or not consecutive) from the date of entry thereof or if a trustee in bankruptcy, receiver, receiver and manager, liquidator or any other officer with similar powers is appointed for the Person with the consent or acquiescence of the Person and such appointment remains unvacated or unstayed for five (5) days (whether or not consecutive). (q) “Exchange” has the meaning set out in the recitals hereto, and includes any successor thereto. (r) “Extension Request” has the meaning set out in Section 3.1(b). (s) “Force Majeure Event” has the meaning set out in Section 7.8. (t) “Funding Notification” has the meaning set out in Section 2.2(b). (u) “Governmental Authority” means any government, whether federal, state, provincial, territorial, municipal, local or other, any ministry, department, agency, whether administrative or regulatory or other body relating thereto or any other body which may exercise similar functions and, for the purposes hereof, includes the Exchange. (v) “Indemnified Parties” has the meaning set out in Section 7.2. (w) “Issuer” has the meaning set out in the recitals hereto, and includes any successor thereto. (x) “Listco Securities” has the meaning set out in the recitals hereto. (y) “Loan” has the meaning set out in Section 2.1(a). (z) “Loan Amount” has the meaning set out in Section 2.1(a). (aa) “loan-to-value” means, at any time, the ratio of the outstanding principal amount of the Loan to the market value of the Pledged Securities, with the market value thereof being determined by the Lender by multiplying (i) the total number of such Pledged Securities by (ii) (x) the closing price of the Listco Securities on the Exchange on the relevant Trading

- 4 - Day, or (y) in the event that the Listco Securities are suspended from trading, the Listco Securities have not for any reason traded for an extended period of time on the Exchange or the Lender determines that the Borrower is not in compliance with Section 4.3(g), the price determined by the Lender, acting reasaonbly. (bb) “Maturity Date” has the meaning set out in Section 2.1(d), as the same may be modified in accordance with Section 3.1(b). (cc) “Notices” has the meaning set out in Section 7.5. (dd) “Obligations” means the principal amount of the Loan owing from time to time, any accrued and unpaid interest thereon and all other amounts now or hereafter payable hereunder, in any currency at any time owing by the Borrower to the Lender or remaining unpaid by the Borrower to the Lender. (ee) “Onlending” has the meaning set out in Section 4.3(e). (ff) “Person” includes a natural person, a partnership of any type, a corporation, a company, an unlimited liability company, a limited liability company, a joint venture, a syndicate, a bank, a trust, a trust company, a Governmental Authority or an agency thereof, a trustee or an executor, an administrator or other legal representative or entity. (gg) “Personal Information” means information about the Borrower (whether an individual or otherwise), if applicable, its directors, authorized signing officers, direct or indirect shareholders or members or other Persons in control of the Borrower and includes information contained in this Agreement and the transactions contemplated hereby. (hh) “Pledged Securities” has the meaning set out in Section 2.2(a). (ii) “Prepayment Date” has the meaning set out in Section 3.2(a). (jj) “Re-delivery” has the meaning set out in Section 3.2(b) (kk) “Re-delivery Date” has the meaning set out in Section 3.2(b). (ll) “Repayment” has the meaning set out in Section 3.2(b). (mm) “Share Price Default” has the meaning set out in Section 6.1(d). (nn) “sole discretion” means sole, absolute and unfettered discretion. (oo) “Trading Day” means a day upon which securities are traded on the Exchange. (pp) “Tranche” has the meaning set out in Section 2.1(b). (qq) “Value Date” means, to the extent that Section 2.2(c) applies, the date upon which the requisite number of Listco Securities are Delivered in the Borrower Securities Account (or as the Lender may otherwise direct), and, to the extent that Section 2.2(c) does not so apply, the date of delivery of the Funding Notification to the Borrower. 1.2 Interpretation In this Agreement: (a) time is of the essence of all terms of this Agreement; (b) all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun; (c) the word “include”, “includes” or “including” means “include, without limitation”, “includes, without limitation” and “including, without limitation”, respectively, and the

- 5 - words following “include”, “includes” or “including” shall not be considered to set forth an exhaustive list; (d) the division of this Agreement into separate Articles and Sections, the provision of a Table of Contents and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Agreement; (e) unless specified otherwise, a reference in this Agreement to an agreement or document at any time refers (subject to all relevant approvals) to that agreement or document, as amended, supplemented, restated, substituted, replaced, extended, novated and/or assigned at such time; (f) the words “herein”, “hereof”, “hereunder”, “hereinafter” and “hereto” and words of similar import refer to this Agreement as a whole and not to any particular Article or Section hereof; and (g) the recitals herein are true and correct and the parties rely thereon. ARTICLE II LOAN AND PLEDGED SECURITIES 2.1 Loan Terms (a) Subject to the terms and conditions contained herein (and, in particular, Section 2.2(a) hereof), the Lender agrees to make a loan (the “Loan”) to the Borrower in the principal amount of up to forty-five million dollars (USD $45,000,000) (the “Loan Amount”). (b) The Loan may be advanced by the Lender in one or more tranches (each, a “Tranche”). The amount available under each Tranche and the timing thereof shall be determined by the Lender, in its sole discretion, and subject to market conditions, shall not at any time exceed the Loan Amount. The advance of a Tranche shall be conditional on there not existing any Event of Default. (c) The Borrower shall cause to be opened a bank account with the Lender (the “Borrower Account”), together with a securities account with the Lender (the “Borrower Securities Account”) into which shall be held Listco Securities of the Borrower for the purposes of the transactions contemplated by this Agreement, subject to the terms of the Custodian Management Agreement. (d) The maturity date of the Loan (the “Maturity Date”) shall be the four (4) year anniversary from the initial Closing Date, or such earlier date as the Obligations may become due and payable in accordance with the terms and conditions hereof. For the avoidance of doubt, the maturity date of all Tranches shall be the Maturity Date, irrespective of the date of advance thereof. (e) Subject to compliance with Section 3.2, the Borrower shall not have the right to prepay the principal amount of the Loan prior to the date that is the twenty-four (24) month anniversary from the initial Closing Date. No penalties or fees will be payable by the Borrower with respect to any amount permissibly prepaid in accordance with the terms of this Agreement. (f) The Lender shall enter in its records details of all amounts from time to time owing, paid or prepaid by the Borrower to the Lender hereunder and as contemplated hereby. The information entered in such records shall constitute prima facie evidence of the indebtedness of the Borrower to the Lender hereunder. (g) All outstanding amounts of the Loan shall accrue interest at the rate of 8.0% per annum, with such interest being payable to the Lender on the earlier of the Maturity Date and the

- 6 - date of occurrence of an Event of Default. Interest shall accrue daily both before and after default, demand, maturity and judgment, and shall be calculated on the basis of the actual number of days elapsed and on the basis of a year of 365 days (366 days in a leap year). All interest payments due hereunder shall be paid in USD and made by way of certified cheque or other immediately available funds as directed by the Lender. (h) It is the intent of the parties that the rate of interest and other charges to the Borrower under this Agreement shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination that has become non-appealable, to exceed the limit which the Lender may lawfully charge the Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Borrower. (i) The Borrower shall pay to the Lender an up-front structure fee in an amount equal to 1.5% of the principal amount of each Tranche, which amount shall be deducted from the principal amount of such Tranche on the applicable Closing Date. The Borrower acknowledges and agrees that all or any portion of such origination fee may be paid by the Lender to one or more third parties in connection with the Loan. (j) Notwithstanding anything else herein contained to the contrary or otherwise, any and all payments to be made by or on behalf of the Borrower to the Lender hereunder shall be made solely by the Borrower from a financial account of the Borrower. Any such payments made by third parties, or from bank accounts, trading accounts or other accounts not of the Borrower, shall not be accepted by the Lender. (k) With respect to withholding for or on account of any tax or on account of any other amount, whether by way of set-off, counterclaim or otherwise each Party hereto shall be responsible for their own withholding subject to the requirements of Applicable Law. 2.2 Pledged Securities; Tranches (a) As general and continuing security for the due, prompt and complete performance and satisfaction of the Obligations, the Borrower hereby mortgages, pledges, charges and grants to the Lender a security interest, as and by way of a fixed and specific mortgage, pledge, charge and security interest, to and in favour of the Lender, in the Listco Securities Delivered pursuant to this Section 2.2(a). As a condition precedent to the advance of each Tranche hereunder, the Borrower agrees to procure Delivery to the Borrower Securities Account (or as the Lender may otherwise direct) of such number of Listco Securities as is set forth in any Funding Notification delivered to the Borrower as provided in Section 2.2(b) below (such Listco Securities so Delivered, together with all substitutions, additions and proceeds thereof, all dividends, interest, income, revenue, return of capital or other distributions made in respect thereof and all rights and claims of the Borrower in respect of the foregoing or evidenced thereby being, collectively, the “Pledged Securities”). (b) Upon the Borrower’s written request at any time prior to the Maturity Date, the Lender will provide funding pursuant to this Agreement, either in Tranches or in a lump sum at the Lender’s sole discretion, and the Lender shall provide advanced notice to the Borrower of which funding method the Lender intends to use. Such notification (a “Funding Notification”) shall be in writing and will include: (i) the principal amount of the proposed Tranche; (ii) the estimated number of Listco Securities required to be Delivered to the Borrower Securities Account (or as the Lender may otherwise direct) in connection with such Tranche as determined in accordance with Section 2.2(e); and (iii) the intended Closing Date of such Tranche.

- 7 - (c) Following delivery of a Funding Notification to the Borrower, to the extent that the relevant number of Listco Securities set forth in the Funding Notification is not deposited in the Borrower Securities Account, the Borrower shall as soon as practicable (and, in the case of any Funding Notification delivered after the initial Funding Notification given hereunder, in any event, within five (5) Banking Days following receipt of such Funding Notification) take all necessary steps to so Deliver such Listco Securities therein such that the number of Listco Securities standing in the Borrower Securities Account meets or exceeds the number of Listco Securities set out in the Funding Notification. (d) Subject to compliance with Section 2.2(c), the Lender shall fund the principal amount of the Tranche (less all deductions to be made hereunder) to the Borrower at the Borrower’s Account on the Closing Date, provided that the Lender may elect, in its sole discretion and for any reason, by notice in writing to the Borrower not to fund such amount on such date, whereupon the Pledged Securities Delivered in accordance with Section 2.2(c) shall cease to be Pledged Securities for the purposes hereof. (e) For the purposes of Section 2.2(b), the amount that the Lender may make available under the Loan shall be calculated by multiplying (i) 50% by (ii) the Collateral Value. 2.3 Dealing with the Pledged Securities (a) The Borrower acknowledges and agrees that upon the Delivery to the Borrower Securities Account (or as the Lender may otherwise direct) of any Listco Securities and such securities becoming Pledged Securities hereunder: (i) value will have been given by the Lender for such Pledged Securities; and (ii) the Borrower has rights in the Listco Securities which are to comprise Pledged Securities or the power to transfer rights in such securities as contemplated hereby. (b) Unless and until an Event of Default has occurred, the Lender shall not trade or sell the Pledged Securities. Notwithstanding the foregoing, the Lender shall have rights in the Pledged Securities subject to the terms of the Custodian Management Agreement. (c) The Lender covenants and agrees that, until and unless an Event of Default occurs, it shall not exercise any voting rights in respect of the Pledged Securities or give any consents, waivers, directions, notices or ratifications or take other action in respect thereof. So long as any Obligations remain outstanding, until and unless an Event of Default occurs, the Borrower may instruct the Lender to exercise any voting rights in respect of the Pledged Securities or to give any consents, waivers, directions, notices or ratifications or take other action in respect thereof. For greater certainty, the foregoing acknowledgement relates only to those Listco Securities that become Pledged Securities hereunder, and not to that portion of the Listco Securities pledged hereby pursuant to Section 2.2(a) that are not Pledged Securities at the relevant time. (d) The Lender shall, so long as any Obligations remain outstanding, be entitled to receive and hold any and all dividends (including special or one-time dividends), interest, income, revenue, return of capital or other distributions made in respect of the Pledged Securities, provided that on the Re-delivery Date, the Lender shall pay to the Borrower, in USD, an amount equal to all such dividends, interest, income, revenue, return of capital or other distributions paid thereon prior to the Re-delivery Date (for greater certainty, excluding any special or one-time dividends or other distributions). ARTICLE III MATURITY DATE, PREPAYMENT, REPAYMENT AND RE-DELIVERY 3.1 Extension of Maturity Date

- 8 - (a) The Borrower may request that the Maturity Date be extended on one occasion, and upon a request by the Borrower in accordance with Section 3.1(b), the Lender may, in its sole discretion, elect by notice in writing to the Borrower to extend the Maturity Date for up to an additional twelve (12) months following the Maturity Date, on the same terms and conditions as set forth herein, provided that the maximum term of the Loan shall not exceed sixty (60) months. (b) To seek an extension of the Maturity Date, the Borrower must provide written notice of the request to the Lender (an “Extension Request”) not less than thirty (30) Banking Days prior to the end of the Maturity Date. If the Lender elects to grant an Extension Request, in its sole discretion, subject to compliance with Section 3.1(c), the new maturity date as so extended shall thereupon be the “Maturity Date” for the purposes of this Agreement. (c) It shall be a condition precedent to any such extension (irrespective of the length of the extension acceptable to the Lender) that the Borrower pays to the Lender an extension fee equal to not less than 1.25% of the market value of all Pledged Securities as at the date of the receipt by the Lender of the Extension Request, with the market value thereof being determined by the Lender by multiplying (i) the total number of such Pledged Securities by (ii) (x) the closing price of the Listco Securities on the Exchange on the Trading Day immediately preceding the date of receipt by the Lender of the Extension Request, or (y) in the event that the Listco Securities are suspended from trading, the Listco Securities have not for any reason traded for an extended period of time on the Exchange or the Lender determines that the Borrower is not in compliance with Section 4.3(g), the price determined by the Lender, acting reasonably. (d) The Borrower shall repay all Obligations to the Lender in full on the Maturity Date (or, if applicable, the extended maturity date as contemplated in Section 3.1(b)). 3.2 Prepayment, Repayment and Re-Delivery (a) Following the date set out in Section 2.1(e), and for a period of ten (10) days thereafter, provided that there has not occurred an Event of Default and subject to compliance with each of the provisions of this Agreement, the Borrower may elect to pre-pay all, but not less than all, of the Obligations by giving written notice to the Lender (the “Prepayment Notice”) not more than sixty (60) days nor less than thirty (30) days prior to the desired date of pre-payment. Such Prepayment Notice shall not be valid until the Lender acknowledges to the Borrower in writing receipt of such notice, which acknowledgement shall not be unreasonably withheld, conditioned or delayed. For the avoidance of doubt, any pre-payment must be in respect of the entire Loan (and not certain Tranches only). (b) Within ten (10) Banking Days of full repayment of all of the Obligations to the Lender (“Repayment”), the Lender shall return all the Pledged Securities, or an equivalent number of Listco Securities, and any dividends or distributions thereon required to be repaid hereunder, to the Borrower (the “Re-delivery”). The date on which the Re-delivery occurs shall be referred to as the “Re-delivery Date”. ARTICLE IV REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGMENTS 4.1 Representations and Warranties of the Borrower The Borrower hereby represents and warrants to the Lender that:

- 9 - (a) it is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all necessary corporate power and authority required to enter into this Agreement and consummate the transactions contemplated hereby; (b) it has capacity to enter into this Agreement, to grant the security interest created herein to the Lender and to Deliver the requisite number of Listco Securities to the Borrower Securities Account (or as the Lender may otherwise direct) as contemplated hereby. This Agreement has been duly executed and delivered, and the Borrower has taken all necessary steps required to make this Agreement a legal, binding and valid obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other laws affecting creditors’ rights generally from time to time in effect and to general equitable principles, and to create a valid and continuing security interest in favour of the Lender; (c) it is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement; (d) there are no outstanding rights, warrants, options or interests to acquire any of the Pledged Securities (except as contemplated hereby); (e) the execution and delivery of this Agreement by the Borrower and the performance by the Borrower of the transactions contemplated herein do not and will not require the filing with, or consent, license, order, approval, authorization, registration or qualification of or decree of any court or any Governmental Authority, stock exchange (including the Exchange) or other Person (domestic or foreign), except such as have been obtained; (f) none of the Pledged Securities are subject to any resale restriction, hold period, restricted period or escrow requirements pursuant to applicable securities laws or stock exchange rules or policies, are “freely-tradeable” without restriction and do not contain any restrictive or other legends; (g) it is the sole registered and beneficial owner of, and has good title to, the Pledged Securities; (h) the Pledged Securities have been duly issued and are outstanding as fully paid and non- assessable securities; (i) there is no default, dispute or adverse claims or interests existing in respect of the Pledged Securities; (j) none of the rights of the Borrower arising as the legal and beneficial owner of the Pledged Securities owned by it have been surrendered, cancelled or terminated in any respect; (k) none of the Pledged Securities are subject to any Encumbrances (except as contemplated hereby); (l) it has not entered into a stock loan or similar transaction involving the Listco Securities in the twelve (12) month period preceding the date hereof; (m) it has no knowledge of any material non-public information, inside information or similar terms as defined by Applicable Law with respect to the Issuer, which has not been generally disclosed; (n) it has (i) been granted the opportunity to ask questions of, and receive satisfactory answers from, representatives of the Lender concerning the terms and conditions of the Loan and has had the opportunity to obtain and has obtained any additional information that it deems

- 10 - necessary regarding its decision to enter into the Loan, (ii) not relied on the Lender or any of its representatives in making its decision to enter into the Loan, and (iii) knowledge and experience in financial and business matters such that it is capable of evaluating the risks associated with the Loan and the transactions contemplated hereby; and (o) all statements made by or on behalf of the Borrower in connection with the application for the Loan are true and complete and do not omit any facts or information material to the evaluation of the Loan request. 4.2 Positive Covenants of the Borrower The Borrower hereby covenants and agrees to: (a) preserve and maintain its existence; (b) pay all Obligations due to the Lender when due and perform, fulfil and satisfy all other obligations of the Borrower under this Agreement; (c) pay and discharge, before the same shall become delinquent, all taxes, assessments and governmental charges or levies or claims imposed upon it or upon its assets including all lawful claims which, if unpaid, might by law become an Encumbrance upon the Pledged Securities, except that the Borrower may withhold payment and discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by the Borrower; (d) ensure that, at the time of Delivery of the Pledged Securities, it will be the sole registered and beneficial owner of such Pledged Securities, free and clear of any Encumbrances thereon; (e) defend the Pledged Securities against each demand, claim, counterclaim, set-off and defence asserted by any Person other than the Lender, and promptly notify the Lender of any threat or commencement of any action or other legal proceeding, or entry of any judgment or order of any court, agency or Governmental Authority, or any assertion by any Person other than the Lender of any demand, claim, counterclaim, set-off or defence, relating to such Pledged Securities; (f) pay to the Lender forthwith upon demand all reasonable costs and expenses (including all legal and receiver’s fees and expenses and taxes thereon) incurred by or on behalf of the Lender in connection with the carrying out of any of the provisions of this Agreement, including protecting and preserving the security interest granted hereby and enforcing by legal process or otherwise the remedies provided in this Agreement; and all such costs and expenses will be added to and form part of the Obligations; (g) pay and account for any stamp, transfer, registration, documentation or similar tax chargeable on a transferor or a transferee, as the case may be, in connection with the transactions contemplated by this Agreement; (h) promptly (and, in any event, within forty-eight (48) hours of the trade or dealing) provide to the Lender written notice of any trade and/or dealing of the Listco Securities or any derivative thereof by or on behalf of the Borrower or any Associate thereof; and (i) at all times comply with all Applicable Law, including applicable securities laws and rules and policies of any stock exchange (including the Exchange) in relation to the Listco Securities, and applicable laws, rules and policies in relation to disclosure of interests and/or insider reporting. The Borrower acknowledges that it is solely responsible (and the Lender is not in any way responsible) for such compliance. 4.3 Negative Covenants of the Borrower

- 11 - So long as any Obligations remain outstanding, the Borrower hereby covenants and agrees that it shall not, without the prior written consent of the Lender (in the cases of Sections 4.3(a) – (e) inclusive only): (a) create, incur, assume or suffer to exist any Encumbrance whatsoever on the Listco Securities which become Pledged Securities hereunder (except as contemplated hereby); (b) transfer, sell, exchange, lease, release or abandon or otherwise dispose of any of the Listco Securities which become Pledged Securities hereunder (except as contemplated hereby); (c) enter into a stock loan or similar transaction involving the Pledged Securities with any Person other than the Lender; (d) grant or enter into any agreement which has the effect of granting to any Person (other than the Lender) any option, right, privilege or interest capable of becoming an agreement for the transfer, sale or assignment of any of the Listco Securities which become Pledged Securities hereunder to such Person; (e) except to an affiliated entity, use, directly or indirectly, any proceeds of the Loan to lend any amounts to third parties for any reason (“Onlending”); (f) use, directly or indirectly, the proceeds of the Loan for any illicit or illegal purposes; or (g) carry out, in relation to the Listco Securities, any activities which may constitute fraud, market misconduct or manipulation or any action which would constitute an offence under the United States Securities and Exchange Act of 1934, as amended, or any similar offence under any Applicable Law and shall procure that none of its Associates does the same. 4.4 Acknowledgments of the Borrower The Borrower hereby acknowledges and agrees: (a) that the Listco Securities (including the Pledged Securities) are fungible; (b) that none of the Lender, its directors, officers, employees, agents, representatives or any other Person purporting to represent the Lender, approached the Borrower, initiated discussions with the Borrower or in any way solicited the Borrower with regard to the Loan or any of the other transactions contemplated hereby; rather, the Borrower and/or its authorized representatives, acting on its or their own accord, solicited the Lender with regard to the Loan and the other transactions contemplated hereby; (c) and consents to the collection, retention and disclosure by the Lender or its agents of Personal Information to any applicable Governmental Authority; (d) that it has been advised to consult its own legal and tax advisors with respect to the Loan and the transactions contemplated hereby. The Borrower further acknowledges and agrees that it is responsible for obtaining such independent legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including for the purposes of giving the representations, warranties, covenants and acknowledgments contained herein. Further, the Borrower is aware that there may be securities and tax laws applicable to the transactions contemplated hereby, it has been given the opportunity to seek advice in respect of such laws and is not relying upon any information from the Lender, its agents, or, where applicable, their respective officers, directors, employees or representatives; (e) that certain persons (collectively, the “Agents”) are acting as agents of the Borrower and the Lender, as the case may be, in connection with the Loan, but such Persons have no

- 12 - authority to bind the Lender with respect to the Loan, any provision of this Agreement or otherwise; (f) that there are risks associated with the Loan which may result in the Borrower losing ownership of some or all of the Pledged Securities; (g) if resident in the United States or otherwise subject to the securities laws of the United States, the Loan and the transaction contemplated thereby have not been reviewed or approved by the United States Securities and Exchange Commission, FINRA or any other United States federal or state authority; (h) that, in consideration of the Lender entering into this Agreement, the advance of funding hereby and the non-recourse aspect of the Loan, in the event of any breach or alleged breach by the Lender of this Agreement or any of the Lender’s obligations hereunder, the rights and remedies of the Borrower shall be limited solely to the right to recover damages, if any, in an action at law, and the Borrower hereby irrevocably waives any right or remedy in equity, including the right to seek injunctive or other equitable relief to enjoin, restrain or otherwise impair in any manner the Lender or the Lender’s rights in the Pledged Securities; and (i) that the Lender’s counsel is acting solely as counsel to the Lender, and not as counsel to the Borrower. 4.5 Survival The Borrower agrees that, as of each Closing Date, it shall be representing and warranting that the representations, warranties, covenants and acknowledgments contained in this Article IV are true and correct as at such Closing Date with the same force and effect as if they had been made by the Borrower at such Closing Date. All of the representations, warranties, covenants and acknowledgments of the Borrower contained in this Article IV shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the full and complete payment, performance and satisfaction of all Obligations, notwithstanding any investigation made at any time by or on behalf of the Lender, its agents or representatives. ARTICLE V NON-RECOURSE 5.1 Non-Recourse Notwithstanding anything else herein contained to the contrary or otherwise, the liability of the Borrower hereunder and the recourse of the Lender for payment and performance of the Obligations shall be limited to the Pledged Securities, and the Lender shall not have, under any circumstances, any right hereunder to any other assets of the Borrower. ARTICLE VI EVENTS OF DEFAULT 6.1 Events of Default Notwithstanding any other term of this Agreement, all Obligations shall immediately become due and payable in any of the following events (each, an “Event of Default”): (a) the Borrower defaults in any payment of principal, interest, fees or other amounts when due under this Agreement and such default continues for three (3) Banking Days; (b) the Borrower fails to perform or observe any term, covenant or agreement contained in this

- 13 - Agreement on its part to be performed or observed (including pursuant to Section 2.1(j), Section 4.3(g) and Section 4.4(f)); (c) any of the representations and warranties contained herein shall prove to have been false or misleading in any respect or shall become false or misleading at any time, each representation and warranty being deemed to be continuously restated with a current effective date; (d) there is a decrease in the closing price on the Exchange of the Listco Securities in respect of any Tranche by more than 30% from the Collateral Share Price applicable to such Tranche (a “Share Price Default”), provided that such Share Price Default is not cured by the Borrower within three (3) Trading Days of the occurrence of such Share Price Default by the Borrower: (i) paying to the Lender in USD a reimbursement fee equal to 0.75% of the aggregate principal amount of the Loan then outstanding; and (ii) either (x) Delivering to the Borrower Securities Account, as Pledged Securities, such additional number of Listco Securities such that the loan-to-value (with the value of the Listco Securities being based on the closing price as of the date of the Share Price Default) is equal to 55% (including Pledged Securities Delivered pursuant to this Section 6.1(d)), or (y) depositing in the Borrower Account in USD an amount equal to the value of the additional Listco Securities referred to in (ii)(x); (e) in the event that a Share Price Default has been cured pursuant to Section 6.1(d), there is a decrease in the closing price on the Exchange of the Listco Securities by such amount that the loan-to-value is equal to or greater than 60%; (f) there is a decrease in the average trading volume, calculated for any four (4) consecutive Trading Day period, of the Listco Securities on the Exchange of more than 30% below the average daily trading volume for the Listco Securities on the Exchange for the sixty (60) Trading Day period immediately preceding the Closing Date; (g) the trading in the Listco Securities on the Exchange ceases or is suspended for three (3) or more consecutive Trading Days for any reason; (h) the Listco Securities are delisted from the Exchange; (i) any order is made or any proceeding is commenced or threatened by any one or more Governmental Authorities which would reasonably be expected to materially adversely affect the financial condition or results of operations of the Borrower; (j) an Event of Insolvency occurs with respect to the Borrower; (k) an Event of Insolvency occurs with respect to the Issuer; (l) the Issuer has completed or has otherwise been subject to a merger, amalgamation, arrangement, business combination, going private transaction, compulsory acquisition transaction, take-over bid, tender or exchange offer or similar transaction such that the Listco Securities are no longer listed on the Exchange; (m) it becomes impossible and/or unlawful for either the Lender or the Borrower to fulfil any of its material obligations under this Agreement, whether by reason of change of Applicable Law, circumstance or otherwise; (n) the Borrower engages in Onlending; (o) the Borrower ceases or threatens to cease to carry on all or a substantial part of its business or makes or threatens to make a sale of all or substantially all of its assets; (p) distress, attachment or execution or other legal process is levied or issued against all or a substantial part of the assets of the Borrower; or

- 14 - (q) this Agreement or any provision hereof shall for any reason cease to be valid and binding obligations of the Borrower, the Borrower takes any steps to interfere with the Pledged Securities (or any of them) or the Lender’s rights therein or the Borrower contests in any manner the effectiveness, validity, binding nature or enforceability of this Agreement or any provision hereof. 6.2 Rights and Remedies of the Lender (a) To the extent that the Borrower has not cured an Event of Default hereunder in the manner contemplated herein immediately following the expiration of the relevant cure period, if any, then: (i) this Agreement shall thereupon automatically, immediately and irrevocably terminate, without notice to the Borrower or any other Person or otherwise; (ii) the Lender shall be entitled, without notice to the Borrower or any other Person or otherwise, in its sole discretion, to realize upon, foreclose and/or otherwise dispose of, or contract to dispose of, the Pledged Securities (or any of them) by sale, transfer or delivery and/or may exercise and enforce all rights and remedies of a holder of the Pledged Securities as if the Lender was the absolute owner thereof (including, if necessary, causing the Pledged Securities to be registered in the name of the Lender or as the Lender may otherwise direct); (iii) the Lender may exercise any or all rights and remedies available to the Lender whether available under this Agreement or available at law or in equity, and any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights the Lender may have, however created; (iv) the Lender shall no longer be obliged to make Re-delivery, in whole or in part, nor shall the Lender be required to account to the Borrower or any other Person for the proceeds payable to the Lender on account of any realization or other dealing in respect of the Pledged Securities (whether or not such proceeds are less than or more than the amount of the Obligations); and (v) in consideration of the Lender entering into this Agreement, the advance of funding hereby and the non-recourse aspect of the Loan, the Borrower irrevocably forfeits the equity of redemption. Any bona fide purchaser of Pledged Securities from the Lender shall acquire the Pledged Securities absolutely, free from any claim or right of whatever kind by the Borrower. (b) In the event that the Borrower has not cured an Event of Default hereunder in the manner contemplated herein prior to the expiration of the relevant cure period, if any, then all interest payments hereunder to the Lender shall bear interest at an additional 7.5% per annum over the rate specified in Section 2.1(g) for the period commencing on the date of the occurrence of the Event of Default. (c) The Lender shall not be obliged to exhaust its recourse against the Borrower or any other Person or Persons or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Pledged Securities in such manner as the Lender may consider desirable. (d) Termination of this Agreement shall not be deemed to release a party from: (i) any obligations that are expressly or by their nature required to be performed following the date of termination; (ii) any liabilities (including payments and reimbursements due to the Lender) that have accrued up to (and including) the date of such termination; and (iii) any other liabilities or obligations that are expressly intended to survive termination under the provisions of this Agreement. (e) No Person dealing with the Lender shall be required to determine whether this Agreement has become enforceable or whether the powers which the Lender is purporting to exercise have become exercisable hereunder. ARTICLE VII

- 15 - GENERAL PROVISIONS 7.1 Confidentiality (a) The Borrower shall keep confidential and shall not disclose this Agreement or the terms hereof (the “Confidential Information”), except to its professional advisors or as required by Applicable Law. (b) In the event the Borrower is required by Applicable Law to disclose any Confidential Information, the Borrower shall promptly (and in no event more than two (2) Banking Days) notify the Lender in writing, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and shall cooperate with the Lender to preserve the confidentiality of such information consistent with Applicable Law. 7.2 Indemnity The Borrower hereby agrees to indemnify and hold the Lender and its officers, directors, employees, agents and other representatives (collectively, the “Indemnified Parties”) free and harmless from and against any and all claims, actions, causes of actions, losses, costs, liabilities and expenses paid, incurred or suffered by, or asserted against, any Indemnified Party by any third party as a result of the Borrower’s default under this Agreement. The indemnity set forth above shall survive the termination of this Agreement and the repayment by the Borrower of all Obligations. 7.3 Know Your Customer/Anti-Money Laundering (“AML/KYC”) The Borrower hereby acknowledges that the Lender is subject to the regulations of The Central Bank of The Bahamas and the laws of the Commonwealth of The Bahamas in the conduct of its customer identification program requirements and its implementing regulations; pursuant to which the Lender must obtain, verify and record information that allows the Lender to identify the Borrower and its sources of funds. Accordingly, prior to opening the Borrower’s account with the Lender, the Lender will ask the Borrower to provide certain information, including name, address, tax identification number and other information that will help the Lender to identify and verify the Borrower’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. The Borrower hereby agrees to indemnify and hold the Indemnified Parties free and harmless from and against any and all claims, actions, causes of actions, losses, costs, liabilities and expenses paid, incurred or suffered by, or asserted against, any Indemnified Party as a result of the Borrower’s failure to provide accurate information to maintain its AML/KYC status under this Agreement. The indemnity set forth above shall be enforceable against the Pledged Securities and survive the termination of this Agreement and the repayment by the Borrower of all Obligations. 7.4 Partial Invalidity In the event that any one or more of the phrases, sentences, clauses, Articles or Sections contained in this Agreement shall be declared invalid or unenforceable by order, decree or judgment of any court having jurisdiction or shall be or become invalid or unenforceable by virtue of any Applicable Law, the remainder of this Agreement shall be construed as if such phrases, sentences, clauses, Articles or Sections had not been inserted except when such construction: (i) would operate as an undue hardship on either party; or (ii) would constitute a substantial deviation from the general intent and purposes of the parties as reflected in this Agreement. In the event of either (i) or (ii) above, the parties shall use commercially reasonable efforts to negotiate a mutually satisfactory amendment to this Agreement to circumvent such adverse construction. 7.5 Notices Except as may otherwise be provided in this Agreement, all notices, demands, statements,

- 16 - requests, consents, approvals and other communications (collectively, “Notices”) required or permitted to be given hereunder, or which are to be given with respect to this Agreement, shall be in writing, duly executed by an authorized officer or agent of the party so giving such Notice, and either personally delivered to any duly authorized representative of the party receiving such Notice or sent by courier service, with proof of delivery, or (in the case of the Borrower only) delivered by e-mail addressed as follows: The Lender: The Borrower: The St. James Bank & Trust Company Ltd. Luminar Technologies, Inc. Lyford Cay House 2603 Discovery Dr., Suite 100 1st Floor, Western Road Orlando, FL 32826 Nassau, Bahamas USA Attention: Anastacia Brooks Attention: Thomas J. Fennimore Any Notice so given shall be conclusively deemed to have been given when delivered if delivered by hand if on or before 4:30 p.m. (local time) on a Banking Day, or otherwise the next Banking Day. Either party may at any time change the addresses for Notices to such party by providing a Notice in the manner set forth in this Section 7.5. 7.6 Statute of Limitations; Usury The Borrower expressly waives the pleading of any statute of limitations as a defense to any demand or other recourse against the Borrower hereunder. The Borrower further expressly waives all defenses the Borrower may have or could plead or interpose with respect to usury in any action relating to this Agreement or any of the transactions contemplated hereby. 7.7 Waiver of Immunity Each party hereby waives, to the fullest extent permitted by Applicable Law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment (both before and after judgment) and execution to which it or might otherwise be entitled in any action or proceeding in the courts of England & Wales or of any other country or jurisdiction relating in any way to this Agreement or the transactions contemplated hereby and agrees that it will not raise, claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding. 7.8 Force Majeure Notwithstanding any other term of this Agreement, no default, delay or failure to perform on the part of the Lender will be considered a breach of this Agreement if such default, delay or failure to perform is due entirely to causes beyond the reasonable control of the Lender, including strikes, lock-outs or other labour disputes, riots, civil disturbances, actions or inactions of Governmental Authorities, epidemics, wars, acts of terrorism, embargoes, storms, floods, fire, earthquakes, acts of God or the public enemy, nuclear disasters, default of a common carrier, power shortages, computer downtime or the state of the financial markets in New York, New York is such that, in the opinion of the Lender, the Listco Securities cannot be sold in a normal manner (a “Force Majeure Event”). In the case of the happening of a Force Majeure Event, the time for performance required by the Lender under this Agreement will be revised accordingly. 7.9 Governing Law; Venue; Jurisdiction (a) This Agreement shall be interpreted, construed and enforced according to the laws of Bermuda.

- 17 - (b) All disputes, disagreements, controversies, questions or claims arising between the parties relating to or in connection with (i) this Agreement, including with respect to the formation, existence, validity, interpretation, performance, breach, enforcement or termination thereof, (ii) any legal relationship associated with or arising from this Agreement, and (iii) the transactions contemplated hereby, shall be resolved by the courts of the United Kingdom, which shall be the sole and exclusive venue therefor. Without limiting the generality of the foregoing, this includes any injunctive or other ancillary relief (in any case, ex parte or otherwise). Each of the parties hereto (i) submits to such exclusive venue, (ii) submits to the jurisdiction of the courts of the United Kingdom, (iii) waives any objection which it may have at any time to the laying of venue of any proceedings brought in such courts, and (iv) waives any claim that such proceedings have been brought in an inconvenient forum. 7.10 Banking Days Whenever any action to be taken or payment to be made pursuant to this Agreement would otherwise be required to be made on a day that is not a Banking Day, such action shall be taken or such payment shall be made on the first Banking Day following such day. 7.11 Assignment (a) The Borrower shall not assign, transfer, charge or novate any of its rights or obligations hereunder nor grant, declare, create or dispose of any right of interest in it. Any purported assignment in contravention of this Section 7.11 is void. (b) The Lender may, without the consent of the Borrower, assign all or any part of its interest in the Loan to one or more Persons (each, an “Assignee”). By executing this Agreement, the Borrower consents to any such assignment to an Assignee. The Lender may, but shall not be bound to, deliver to the Borrower an instrument of assumption pursuant to which any Assignee assumes the obligations and agrees to be bound by all the terms and conditions of this Agreement, all as if such Assignee had been an original party hereto. Upon any such assignment and such assumption of the obligations of the Lender by an Assignee, the Lender and the Borrower shall be mutually released from their respective obligations to each other hereunder to the extent of such assignment and assumption and shall thenceforth have no liability or obligations to each other to such extent, except in respect of any matter which shall have arisen prior to such assignment. 7.12 Rights Cumulative The rights and remedies of the Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which the Lender otherwise may have by contract, at law or in equity. 7.13 No Waiver by the Lender No failure or delay on the part of the Lender in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. No modification or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement of such modification, waiver or consent is sought, and expressly refers to this Agreement and states that it is a modification, waiver or consent, as the case may be. Any such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No indulgence, forbearance or other accommodation by a party shall constitute a waiver of such party’s right to insist on performance in full and in a timely manner of all covenants in this Agreement or in any document delivered pursuant to this Agreement. Waiver of any provision shall not be deemed to waive the same provision thereafter, or any other provision of this

- 18 - Agreement at any time. 7.14 Non-Merger This Agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Lender shall operate by way of merger of or in any way affect the security of this Agreement which is in addition to and not in substitution for any other security now or hereafter held by the Lender in respect of the Obligations. 7.15 No Third Party Beneficiaries No rights are intended to be created under this Agreement for the benefit of any third party donee, creditor or incidental beneficiary. 7.16 Negotiations This Agreement has been fully negotiated and approved by the parties and, in interpreting the Agreement, notwithstanding any rule or maxim of law or construction to the contrary, any ambiguity or uncertainty will not be construed against either of the parties by reason of the authorship of any of the provisions of this Agreement. 7.17 Amendment This Agreement may be amended only by written agreement of the Borrower and the Lender. 7.18 Entire Agreement; Paramountcy This Agreement, together with the Custodial Management Agreement, constitutes the entire agreement between the parties pertaining to the subject-matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no representations, warranties or other agreements between the parties in connection with the subject- matter hereof, except as specifically set forth herein and therein. Unless there is a written agreement with the other party to the contrary, neither party is relying on any advice (whether written or oral) of the other party, other than the representations and warranties expressly set forth herein. In the event of any conflict, inconsistency, ambiguity or difference between the provisions of this Agreement and the Custodial Management Agreement, the provisions of the Custodial Management Agreement shall govern and be paramount and any such provision in this Agreement shall be deemed to be amended to the extent necessary to eliminate any such conflict, inconsistency, ambiguity or difference. 7.19 Expenses The Borrower shall pay all fees (including all legal fees) and expenses incurred by the Borrower in connection with the preparation of this Agreement and incurred by the Borrower and the Lender in connection with the enforcement of, and any refinancing, renegotiation and restructuring of, this Agreement. All expenses payable pursuant to this Section 7.19 shall be paid together with any applicable value added or similar taxes thereon. 7.20 Successors and Assigns The terms and provisions hereof shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, successors-in-title and permitted assigns, as the case may be, whether by voluntary action of the parties or by operation of law. 7.21 Currency Unless otherwise specified herein, all amounts referred to in this Agreement shall refer to US dollars, the lawful money of the United States of America, and will sometimes be indicated by the

- 19 - symbol USD. 7.22 Language The parties hereto acknowledge and confirm that they have requested that this Agreement, as well as all Notices and other documents contemplated hereby, be drawn up in the English language. 7.23 Share Splits or Consolidations In the event of a share split or consolidation involving the Listco Securities, all references to the Listco Securities and the Pledged Securities, amounts thereof and prices thereof shall be adjusted as appropriate to reflect such share split or consolidation, as the case may be. 7.24 Further Assurances The parties shall do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each party shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions. 7.25 Independent Legal Advice The Borrower acknowledges that: (i) the Lender has recommended and encouraged the Borrower to obtain independent legal and tax advice with respect to this Agreement and the transactions contemplated hereby; (ii) it has, in fact, been given an opportunity to obtain independent legal and tax advice from counsel/advisors of its choosing; and (iii) if it has not obtained independent legal and tax advice, despite having been encouraged and given the opportunity to do so, the Borrower explicitly waives the right to obtain such advice, and, in any event, the Borrower acknowledges that it has read and understood this Agreement, that it is signing this Agreement freely and voluntarily and without duress or undue influence of any nature whatsoever and it understands the risks of the transactions contemplated hereby and is willing to assume (financially and otherwise) such risks. The Borrower understands that the Agents are not lawyers or tax advisors, are not competent to provide independent legal and/or tax advice to the Borrower and the Borrower has not relied on any statement, representation or warranty made or given by such Persons in entering into this Agreement. 7.26 Counterparts and Transmission This Agreement may be: (i) executed in two or more counterparts, each of which counterparts when so executed and delivered shall be deemed to be an original, but all of which counterparts together shall constitute one and the same document; and/or (ii) transmitted by facsimile and/or internet device and that the reproduction of signatures by way of facsimile and/or PDF device will be treated as though such reproductions were executed originals and communication by such means will be legal and binding. 7.27 Copy Received The Borrower acknowledges receipt of a copy of this Agreement. [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

- 20 - IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written. THE ST. JAMES BANK & TRUST COMPANY LTD. Per: /s/ Bernard Kemp Name: Bernard Kemp Title: President Per: /s/ Dion Thompson Name: Dion Thompson Title: Vice President LUMINAR TECHNOLOGIES, INC. Per: /s/ Thomas J. Fennimore Name: Thomas J. Fennimore Title: Chief Financial Officer